UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2020

MAPTELLIGENT, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-218746	88-0203182
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2831 St. Rose Parkway, Suite # 297

Henderson, NV 89052

(Address of principal executive offices) (zip code)

561-926-3083

(Registrant’s telephone number, including area code)

Copies to:

Joseph Cosio-Barron

2831 St. Rose Parkway, Suite # 297

Henderson, NV 89052

415-990-8141

LAS VEGAS XPRESS, INC.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 9, 2020, upon receipt of respective approvals from Financial Industry Regulatory Authority (“FINRA”). The Company ratified an agreement dated April 13, 2020, whereby Las Vegas Xpress, Inc. (the "Company") entered into an agreement with GEOcommand, Inc. The Company acquired from GEO command software comprised of various components to include GEOcommand Software source code and applicable access to operate the system which provided a worldwide license described in Schedule A of the Asset Purchase Agreement.

Said purchase price shall be paid by the Company through the issuance shares of common stock in the Company, such that the shares issued to GEOcommand shall represent eighty percent (80%) of the post-closing shares of the total outstanding common shares issued in the Company. In addition, GEOcommand agreed to loan to the Company the sum of $75,000 to be used by the Company to bring current it’s accounting past due fees, bring current the fees for listing on the OTC Markets Exchange under an OTCQB listing, fees to the State of Nevada to remain current as a Nevada business, filing fees with FINRA to effect a reverse split of the common stock and fees and expenses required to create and file an S-1 post reverse split with the SEC for not less than $5 million.

Item 3.03 Material Modifications to Rights of Security Holders.

The Board of Directors of Maptelligent, Inc. (the “Company”), previously approved, on July 22, 2020 a reverse stock split of all of the Company’s Common Stock, pursuant to which every four thousand (4000) shares of Common Stock of the Company shall be reverse split, reconstituted and converted into one (1) share of Common Stock of the Company (the “Reverse Stock Split”). The proposal also involved a name change to Maptelligent and a new symbol to be MAPT (the “Name Change”).

To effectuate the aforesaid Reverse Stock Split and Name Change, the Company filed on September 1, 2020 a Certificate of Amendment Pursuant to Nevada Revised Statutes (“NRS”) Section 78.385 and 78.390 (the “Certificate of Amendment”) with the Secretary of State of the State of Nevada, with a specified effective filing date of September 30,2020.  Under Nevada law, because the Reverse Stock Split and Name Change was approved by the Board of Directors of the Company in accordance with NRS Sections 78.207 and 78.209, to include Sections 78.385 and 78.390 and having a majority of the stockholders holding shares in excess of 50% provided the Company majority stockholder approval.  A copy of the Certificate of Change is attached hereto as Exhibit 3.1 and incorporated herein by reference.

The Company submitted an Issuer Company Related Action Notification regarding the Reverse Stock Split and Name Change to the Financial Industry Regulatory Authority (“FINRA”) on September 3,2020.  Following receipt thereof, FINRA had requested additional information and documentation from the Company.  FINRA has confirmed and declared an effective date (the “FINRA Effective Date”) for the Reverse Stock Split in the marketplace of October 9, 2020.  Accordingly, while the Certificate of Change became effective under Nevada state corporate law on September 1, 2020, the Reverse Stock Split will become effective as to shareholders or the marketplace on the FINRA Effective Date.  However, upon the FINRA Effective Date, shares of Common Stock of the Company will begin trading on a split-adjusted basis.

Effects of the Reverse Stock Split

Split Adjustment. No Fractional Shares. On the FINRA Effective Date, which is October 9, 2020 the total number of shares of the Company’s Common Stock held by each stockholder will convert automatically into the number of whole shares of Common Stock equal to (i) the number of shares of Common Stock held by such stockholder immediately prior to the Reverse Stock Split, divided by (ii) four thousand (4000). No fractional shares will be issued, and no cash or other consideration will be paid.  Rather, any fraction of a share of Common Stock that otherwise would result from the Reverse Stock Split will be rounded up to the next whole share of Common Stock.  That is, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of pre-Reverse Stock Split shares of the Company’s Common Stock not evenly divisible by four thousand (4000), will have the number of post-Reverse Stock Split shares of the Company’s Common Stock to which they are entitled rounded up to the next whole number of shares of the Company’s Common Stock.

Ownership Unchanged.  Immediately after the Reverse Stock Split, each stockholder’s percentage ownership interest in the Company and proportional voting power will remain unchanged except for minor adjustments resulting from the Company’s election to round up any fraction of a share of Common Stock that otherwise would have resulted from the Reverse Stock Split. The rights and privileges of the holders of shares of Common Stock of the Company will be substantially unaffected by the Reverse Stock Split.

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Capitalization.  Immediately prior to the Certificate of Change becoming effective, the aggregate number of shares which the Company had the authority to issue 10,000,000,000 shares of common stock and 1,000,000 shares of preferred A (each share convertible on one for one base for common stock, no voting rights), 10,000 shares of preferred A-2 convertible into four times the sum of all shares of common stock issued and outstanding with the same voting rights), 1,000,000 shares of preferred B (each share converted into 10 shares of common stock and has 10 votes for any election) and 1,000 shares of preferred C class (each share is not convertible and has voting rights equal to four time the sum of total common stock shares issued and outstanding plus the total number of series B, A and A-2 that are issued and outstanding.  As a result of the Certificate of Change and Reverse Stock Split, the aggregate number of shares which the Company has the authority to issue is unchanged and the par value is 0.00001.

Certificates.  Stockholders who are holding their shares in electronic form do not have to take any action as the effect of the Reverse Stock Split will be automatically reflected in their accounts following the FINRA Effective Date. Following the FINRA Effective Date, stockholders holding paper stock certificates may (but are not required to) exchange their certificates for new stock certificates reflecting the terms of the Reverse Stock Split by contacting the Company’s transfer agent below.

Justeene Blankenship

Action Stock Transfer

2469 E. Fort Union Blvd, Suite 214

Salt Lake City, UT 84121

(801) 274-1088 voice

(801) 274-1099 fax

jb@actionstocktransfer.com

www.actionstocktransfer.com

CUSIP Number and Trading Symbol.  Both the Company’s CUSIP number and the trading symbol for shares of Common Stock of the Company, which trade on the OTC Pink, will change on the FINRA Effective Date as a result of the Reverse Stock Split and Name Change, as reported below, the Company’s name change. The new CUSIP number will be 56564U 103. The Company has requested that its new trading symbol be “MAPT”.

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 above regarding the Reverse Stock Split is incorporated herein by reference.

On July 22, 2020, the Company received, approval from the holders of a majority of the outstanding shares of Common Stock of the Company to amend the Company’s Articles of Incorporation, as amended to date, to change the name of the Company from Las Vegas Xpress, Inc. to Maptelligent, Inc. and a Reverse Stock Split of 4000 to 1 common shares.

To effectuate the aforesaid amendment of a Reverse Stock Split and name change, the Company filed on September 1, 2020 a Certificate of Amendment to the Articles of Incorporation of the Company (the “Certificate of Amendment”) with the Secretary of State of the State of Nevada, with a specified effective filing date of September 30, 2020. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.2 and incorporated herein by reference.

The Company submitted an Issuer Company Related Action Notification regarding the Reverse Stock Split and Name Change to the Financial Industry Regulatory Authority (“FINRA”) on September 3, 2020.  Following receipt thereof, FINRA had requested additional information and documentation from the Company.  FINRA has declared an effective date (the “FINRA Effective Date”) for the Reverse Stock Split and Name Change in the marketplace of October 9, 2020.  Accordingly, while the Certificate of Change became effective under Nevada state corporate law on September 1, 2020, the Reverse Stock Split will become effective as to shareholders or the marketplace on the FINRA Effective Date.  However, upon the FINRA Effective Date, shares of Common Stock of the Company will begin trading on a split-adjusted basis.

CUSIP Number and Trading Symbol.  Both the Company’s CUSIP number and the trading symbol for shares of Common Stock of the Company, which trade on the OTCBB, will change on the FINRA Effective Date as a result of the Reverse Stock Split and Name Change, as reported below, the Company’s name change. The new CUSIP number will be 56564U 103.  The Company has requested that its new trading symbol be “MAPT”.

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Item 9.01 - Financial Statements and Exhibits.

(a) Financial statements of businesses acquired – not applicable

(b) Pro forma financial information – not applicable

(c) Shell company transactions – not applicable

(d) Exhibits:

Exhibit No.

Item 9.01 Financial Statements and Exhibits.

Exhibits	Description

10.1	Asset Purchase Agreement with Schedules.

3.1

Certificate of Amendment to the Articles of Incorporation and Certificate of Change Pursuant to Nevada Revised Statutes Section 78.209, 78.385 and 78.390 as filed by Las Vegas Xpress, Inc. to change to Maptelligent, Inc., with the Secretary of State of the State of Nevada.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAS VEGAS XPRESS, INC.

Date: October 13, 2020	By:	/s/ Albert Koenigsberg
Name: Albert Koenigsberg
Title: Chief Executive Officer

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